Exhibit 99.2

EXECUTION COPY

SECOND AMENDED AND RESTATED NON-REVOLVING LINE OF CREDIT NOTE

$3,255,000	September 29, 2022
Miami Beach, Florida

FOR VALUE RECEIVED, the undersigned, Alfi, Inc., a Delaware corporation (the “Borrower”), promises to pay to the order of Lee Aerospace, Inc., a Kansas corporation (the “Lender”; the Lender and any subsequent holder(s) hereof being hereinafter referred to collectively as the “Holder”), at the office of the Lender or at such other place as the Holder may, from time to time designate to the Borrower in writing, the principal sum of Three Million Two Hundred Fifty Five Thousand AND No/100 DOLLARS ($3,255,000.00), or such lesser or greater amount as is from time to time outstanding and has been disbursed pursuant to the provisions of Article II of the Credit and Security Agreement, dated April 12, 2022, by and between the Lender and the Borrower (as subsequently amended or supplemented from time to time, the “Credit Agreement”) (the terms and provisions of which are hereby incorporated herein and made an integral part hereof by reference), together with interest on so much thereof as is from time to time outstanding and unpaid, calculated at the applicable rate(s) and in the manner set forth in the Credit Agreement, in lawful money of the United States of America (i.e., money that at the time of payment is legal tender in payment of all debts and dues, public and private), such principal and interest to be paid in the manner set forth below. Capitalized terms that are defined in the Credit Agreement and that are used but not otherwise defined herein have the same respective meanings when used herein as ascribed to them in the Credit Agreement.

This Note amends, restates and replaces in its entirety that certain Amended and Restated Non-Revolving Line of Credit Note, dated as of June 27, 2022, made by the Borrower in favor of the Lender with a principal sum of up to Two Million Seven Hundred Fifty Thousand AND No/100 DOLLARS ($2,750,000.00) to increase such principal sum as set forth herein.

So long as there is any principal or accrued and unpaid interest outstanding under this Note, accrued interest on the unpaid principal amount of this Note shall be due and payable, in arrears, on the Maturity Date.

The entire outstanding and unpaid principal amount evidenced by this Note shall be due and payable on the Maturity Date.

The Borrower may prepay the principal amount outstanding, from time to time, under this Note, in whole or in part, without premium or penalty, provided that every prepayment of principal evidenced by this Note is accompanied by the payment of all accrued and unpaid interest on the principal amount being prepaid.

Interest on the outstanding principal amount of this Note, from the date of advance until paid in full, will accrue at the then effective Interest Rate.

In the event that any installment of principal or interest owing hereunder is not paid promptly when due, or within the grace period thereafter, if any, provided by the Credit Agreement, or should any other Event of Default occur, then, and in such event, the entire unpaid principal indebtedness evidenced hereby, and any and all other sums advanced and owed to the Holder in accordance with the terms hereof or of the other applicable Credit Documents, or any of them, together with all unpaid interest accrued thereon, will, at the option of the Holder and without notice except as specified in the applicable Credit Documents, immediately become due and payable; and the Holder may collect the same forthwith, regardless of the then stipulated applicable date of maturity. Nothing contained in this Note is to be deemed to confer on the Borrower any right to cure or reinstate the maturity of this Note in the event of any acceleration of this Note.

Time is of the essence in the payment of this Note. The Borrower shall pay all reasonable costs and expenses of collection of the indebtedness evidenced by this Note which, in the event that this Note or any part hereof is collected by or through an attorney-at-law, include reasonable attorneys’ fees and all other reasonable expenses and court costs incurred in connection therewith.

Presentment for payment, demand, protest, and notice of demand, dishonor, protest, and non-payment, and all other notices (except those required by the Credit Agreement and other Credit Documents) are hereby waived by the Borrower. The Borrower hereby represents, warrants, and covenants that no funds disbursed hereunder will be used for personal, family or household purposes.

No failure to accelerate the debt evidenced hereby by reason of the occurrence of any default hereunder, acceptance of a past due installment, or any other indulgences granted from time to time by the Holder is to be construed (i) as a novation of this Note, as a reinstatement of the indebtedness evidenced hereby, as a waiver of the Holder’s right of acceleration, or of the right of the Holder thereafter to insist upon strict compliance with all of the provisions of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Florida; and the Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, that would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder made by agreement with any other Person now or hereafter liable for the payment of any portion of this Note (whether by means of guaranty, suretyship, or otherwise) will operate to release, discharge, modify, change, or affect the original liability of the Borrower under this Note, either in whole or in part, unless the Holder stipulates otherwise in writing. None of the provisions of this Note can be orally waived, changed, modified, or discharged; but rather all waivers, changes, modifications, and discharges of any and all provisions hereof must be made in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

This Note, together with that certain Non-Revolving Line of Credit Convertible Note dated August 5, 2022 made by the Borrower in favor of the Lender, evidence all borrowings under the Credit Agreement, and the borrowings evidenced by this Note may, at the Borrower’s request and in the sole discretion of the Lender, exceed the face amount of this Note. This Note is subject to, and will be enforced in accordance with, the applicable provisions of the Credit Agreement and is a “Note” as defined in the Credit Agreement. The Borrower’s prompt and full repayment of the indebtedness evidenced by this Note is secured by all of the Collateral described in the Credit Agreement.

If from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision is due, involves transcending the limit of validity then prescribed by an applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled will be automatically reduced to the limit of such validity, so that in no event will any exaction be possible under this Note that is in excess of the current limit of such validity, but such obligation will be fulfilled to the limit of such validity.

This Note is intended as a contract under, and all provisions hereof are in all respects (including all matters of construction, interpretation, validity, enforceability, performance, breach, and the consequences of breach) to be governed and controlled by, the internal, substantive laws of the State of Florida (excluding and without regard to any and all rules and principles concerning any conflict of laws) as amended and now in effect.

As used herein, the term “Borrower” is to be deemed to include all of the Borrower’s respective successors and assigns, whether by voluntary action or by operation of law. As used herein, the term “Holder” is to be deemed to include the Lender and its successors and assigns, whether by voluntary action or by operation of law, as well as the respective successors, legal representatives, and assigns of each and every subsequent holder or assignee to whom this Note is transferred or assigned, in whole or in part. All pronouns and adjectives used herein indicating gender are to be construed to include the masculine, feminine, and neuter genders; and all words implying the singular are to be construed to include the plural and vice versa.

IN WITNESS WHEREOF, the Borrower, intending to be legally bound by all of the provisions of this Note, has duly authorized, signed, and delivered this Note to the Lender, all effective as of the date first above written.

Alfi, Inc.

By:	/s/ Louis Almerini
Name:	Louis Almerini
Title:	Interim CFO

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